                                    FORM OF
                               OPTION AGREEMENT

            This Agreement (this "Agreement") is made as of this 1st day of January, 1995 among TMP Worldwide Inc., a Delaware corporation ("TMP"), Rogers Acquisition Corp., a Delaware corporation ("Rogers") and _________ ("Optionee").

                             W I T N E S S E T H:

            WHEREAS, Rogers, Optionee and certain other parties are parties to a Stock Purchase Agreement, dated as of January 1, 1995 (the "Stock Purchase Agreement"), pursuant to which, among other things, Rogers is acquiring all of the issued and outstanding capital stock of Kidd, Schneider & Dersh, Inc., a California corporation; and

            WHEREAS, it is a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Rogers and TMP, an affiliate of Rogers, enter into this agreement; and

            WHEREAS, Rogers and TMP are desirous that the transactions contemplated by the Stock Purchase Agreement be consummated.

            NOW, THEREFORE, it is agreed among the parties as follows:

            1.    Definitions

                  "Common Stock" means the Common Stock, par value $.01 per share, of TMP.

                  "Exercise Period" means the period beginning on the day of closing of the Qualifying Public Offering and ending on the earlier of (i) the date which is four (4) years after the closing of a Qualifying Public Offering and (ii) December 31, 1999.

                  "Initial Public Offering Price Per Share" means the per share price to public of the shares of Common Stock in the Qualifying Public Offering.

                  "Payment Option Exercise Period" means the period beginning on January 1, 1998 and ending on January 3, 2000.

                  "Qualifying Public Offering" means the first firm commitment underwritten public offering of Common Stock for the account of TMP which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, with proceeds to TMP, exclusive of any overallotment option, of not less than $15,000,000.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, and shall include any successor statute, rules and regulations.

            2.    Option

                  (a) TMP hereby grants to Optionee an option (the "Option"), exercisable only during the Exercise Period, to acquire all, but not less than all, of the number of whole shares of Common Stock which is determined by dividing $_______ by the Initial Public Offering Price Per Share, rounded down to the nearest whole number (the "Option Shares").

                  (b) The Option must be exercised, if at all, during the Exercise Period only by the delivery during the Exercise Period by Optionee to TMP and Rogers of a written notice (the "Option Notice") specifying the exercise of the Option. In the event the Option is not exercised during the Exercise Period in accordance with the terms hereof, the Option shall expire and be of no force or effect. It is expressly understood and agreed that the Option is not divisible and must be exercised, if at all, with respect to all of the Option Shares.

                  (c) Optionee shall have no rights as a stockholder of TMP with respect to the Option Shares until the Option Shares have been purchased and paid for in accordance with the terms of this Option and until certificates representing the Option Shares shall have been issued in the name of Optionee in accordance with the terms hereof.

                  (d) The obligation of TMP to issue and sell the Option Shares to Optionee is expressly conditioned on Optionee representing and warranting to TMP in the Option Notice that each of the representations and warranties set forth in Section 3 hereof is true as of the date of the exercise of the Option as if made on and as of such date.

                  (e) No fractional shares of Common Stock shall be issued upon exercise of the Option, it being understood that the formula for determining the number of shares of Common Stock to which the Optionee is entitled requires the rounding down to the nearest whole number.

                  (f) Upon delivery of the Option Notice to TMP and Rogers in accordance with this Section 2, the Payment Option (as defined in Section 4 below) shall be automatically, without the necessity of any further action by any party, terminated and of no force or effect.

                  (g) It is understood and agreed that the decision as to whether TMP shall commence an initial public offering or Qualifying Public Offering shall remain solely in the discretion of TMP, and nothing herein shall be deemed to obligate TMP to commence any such offering.

            3. Representations and Warranties of Optionee. In order to induce TMP and Rogers to execute and deliver this Agreement, and acknowledging that TMP and Rogers are relying thereon, Optionee hereby represents and warrants, and, as a condition to TMP's obligation to deliver the Option Shares to Optionee, Optionee shall represent and warrant to TMP as of the date of Optionee's exercise of the Option, as follows:

                  (a) Optionee has adequate means of providing for Optionee's current needs and contingencies and Optionee has no need now and anticipates no need in the foreseeable future to sell the Option or the shares of Common Stock issuable upon exercise thereof. Optionee will be able to bear the economic risks of the transactions contemplated hereby and consequently, without limiting the generality of the foregoing, Optionee will be able to hold the Option or the shares of Common Stock issuable upon exercise thereof for an indefinite period of time and has a sufficient net worth to sustain a loss of Optionee's entire investment in TMP in the event such loss should occur.

                  (b) Optionee, its advisors, if any, and its representatives, if any, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated hereby and of protecting Optionee's interests in connection herewith. Optionee recognizes that the transactions contemplated hereby involve a high degree of risk. Optionee further understands that the Option and the shares of Common Stock underlying the Option are highly speculative and are not suitable for investors who cannot afford to lose all of their investment. Optionee is familiar with the nature of, and risks attendant to, investments in securities such as the Option and the shares of Common Stock underlying the Option and has determined that the acquisition of such securities is consistent with Optionee's investment objectives.

                  (c) The Optionee has acquired the Option, and in the event of exercise of the Option, will acquire the shares of the Common Stock underlying the Option, for Optionee's own account for investment and not with a view to or for resale in connection with any distribution thereof.

                  (d) Optionee has not offered or sold any portion of the Option or the shares of Common Stock underlying the Option and has no present intention of dividing the Option or the shares of Common Stock underlying the Option with others or of selling, distributing or otherwise disposing of any portion of the Option or the shares of Common Stock underlying the Option either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance. No one other than Optionee has any interest in the Option or the shares of Common Stock underlying the Option.

                  (e) Optionee is aware that Optionee must bear the economic risk of Optionee's investment in TMP for an indefinite period of time because the Option and the shares of Common Stock underlying the Option will not be registered under the Securities Act, or under the securities laws of various states and, therefore, such securities cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available. Further, Optionee understands that only TMP can take action so as to register the Option and the shares of Common Stock underlying the Option on behalf of TMP and TMP is under no obligation to do so, and does not otherwise propose to do so. The undersigned understands that the Option and the shares of Common Stock underlying the Option have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state agency, and no such agency has passed on the accuracy or adequacy of this Agreement, the Stock Purchase Agreement or any of the other Transaction Documents (as defined in the Stock Purchase Agreement).

                  (f) Optionee understands and acknowledges that the Option and, upon exercise of the Option in accordance with the terms hereof, the shares of Common Stock underlying the Option, are or will be offered and sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act; that the reliance of TMP and Rogers upon that exemption is predicated, in part, on the representations and warranties made and to be made by Optionee in and pursuant to this Agreement; and that the aforementioned exemption may not be available if any of those representations and warranties are not true and accurate. Optionee understands and agrees that Optionee cannot sell, transfer or otherwise dispose of all or any portion of the Option or the shares of Common Stock underlying the Option without an opinion of counsel satisfactory to TMP that the transaction contemplated by Optionee would not be in violation of the Securities Act or any applicable securities laws. Optionee has been advised and is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of securities subject to the satisfaction of certain conditions and understands that such rule is not now, and may not become, available for resale of the Option or the shares of Common Stock issuable upon exercise of the Option. Optionee further understands that sales, transfers and other dispositions of all or any portion of the Option or the shares of Common Stock underlying the Option are further restricted by this Agreement, the Stock Purchase Agreement and/or the Transaction Documents.

                  (g) Optionee, its advisors, if any, and designated representatives, if any, have been involved in the negotiation and preparation of this Agreement, the Stock Purchase Agreement and each of the other Transaction Documents. Optionee, its advisors, if any, and its designated representatives, if any, have received a fully executed copy of this Agreement, the Stock Purchase Agreement and each of the other Transaction Documents, have read each carefully and are fully familiar with each of their contents and Optionee, its advisors, if any, and designated representatives, if any, have had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained in such agreements. In addition, Optionee, its advisors, if any, and designated representatives, if any, have been afforded the opportunity to obtain any and all information requested in writing relating to TMP and to meet with representatives of TMP and to have them answer any questions regarding the terms and conditions of this transaction and all such questions have been answered, and all such information has been received, to Optionee's full satisfaction.

                  (h) As of the date of this Agreement, Optionee acknowledges that Optionee has received TMP's financial statements containing audited as well unaudited information and understands that the unaudited information has not been compiled, reviewed, certified or audited by any independent person or accounting firm and represents only TMP management's best knowledge and belief as of the date thereof concerning the information presented. As of the date of exercise of the Option, Optionee acknowledges that Optionee has received and reviewed the prospectus included in the registration statement relating to the Qualifying Public Offering and copies of all subsequent prospectuses, Form 10-Ks, Form 10-Qs and Form 8-Ks filed by TMP with the Securities and Exchange Commission under the Securities Act and the Securities and Exchange Act of 1934, as amended.

                  (i) Optionee confirms that the Option and the shares of Common Stock underlying the Option were not offered to Optionee by any means of general solicitation or advertising (including without limitation by means of publication of any advertisement as such terms are used in the California securities and corporations laws) and the undersigned has received no representations or other offering literature related to the Option and the shares of Common Stock underlying the Option from TMP, Rogers or any of their respective employees, partners, attorneys or agents, other than those contained in this Agreement, the Stock Purchase Agreement and the other Transaction Documents and the documents described in paragraph (g) above furnished or made available to Optionee, its advisors, if any, and its designated representatives, if any, at their written request. In making Optionee's decision to enter into this Agreement, the Stock Purchase Agreement and each of the other Transaction Documents, Optionee reviewed this Agreement, the Stock Purchase Agreement, the Transaction Documents and the documents mentioned in paragraph (g) above furnished or made available to Optionee, its advisors, if any, and its designated representatives, if any, at their written request and has relied solely upon independent investigations made by Optionee, its advisors, if any, and its representatives, if any, without assistance of TMP. Without limiting the generality of the foregoing, Optionee represents it is not relying on TMP with respect to economic considerations involved in this transaction.

                  (j) Optionee acknowledges that Optionee has been advised to consult with an attorney regarding legal matters concerning this Agreement, the Stock Purchase Agreement, the Transaction Documents, the Option and the shares of Common Stock underlying the Option. Optionee further acknowledge that Optionee has been advised to consult with Optionee's tax, legal and other advisors regarding the tax consequences of acquiring the Option and the shares of Common Stock underlying the Option, legal matters concerning TMP and Rogers and any other action to be taken in connection with this Agreement, the Stock Purchase Agreement, the Transaction Documents and the transactions contemplated herein and therein. Optionee acknowledges that Optionee will be responsible for any legal, accounting or other fees incurred on Optionee's behalf in connection with this Agreement, the Stock Purchase Agreement, the Transaction Documents, the Option and the shares of Common Stock underlying the Option.

                  (k) In the event Optionee is a corporation, partnership, trust or legal entity, the decision to enter into this Agreement and the execution and delivery of this Agreement has been duly authorized by such corporation, partnership, trust or legal entity and the person executing this Agreement on behalf of such corporation, partnership, trust or legal entity has all right, power and authority, in his or her capacity as an officer, general partner, trustee, executor or other representative of such corporation, partnership, trust or legal entity, as the case may be, to execute and deliver this Agreement on behalf of such corporation, partnership, trust or legal entity and this Agreement is a valid and binding agreement of such corporation, partnership, trust or legal entity, as the case may be, enforceable in accordance with its terms. Such entity has its principal place of business in the State of California and has not been formed for the specific purpose of acquiring the Option or the shares of Common Stock underlying the Option.

                  (l) Optionee, if an individual, has reached the age of majority in the state in which he or she resides and represents that Optionee resides in the State of California.

                  (m) Optionee, by reason of the Optionee's business or financial experience or the experience of Optionee's professional advisors who are unaffiliated with and who are not compensated (directly or indirectly) by TMP or Rogers or any affiliate or selling agent of TMP or Rogers, has the capacity to protect Optionee's own interests in connection with the transactions contemplated by this Agreement, the Transaction Documents, the Option and the shares of Common Stock underlying the Option.

            4.    Payment Option.

                  (a) Rogers hereby grants to Optionee an option (the "Payment Option"), exercisable only during the Payment Option Exercise Period and provided that Optionee has not theretofore exercised the Option, to surrender all rights of Optionee in and to the Option and the shares of Common Stock underlying the Option in exchange for the delivery by Rogers to Optionee of a non-negotiable promissory note in the form of Exhibit A hereto (the "Promissory Note").

                  (b) The Payment Option must be exercised, if at all, during the Payment Option Exercise Period only by delivery during the Payment Option Exercise Period by Optionee to Rogers and TMP of a written notice (the "Payment Option Notice") specifying the exercise of the Payment Option. Subject to the provisions of Section 4(c) below, in the event the Payment Option is not exercised during the Payment Option Exercise Period in accordance with the terms hereof, the Payment Option shall expire and be of no force or effect. It is expressly understood and agreed that the Payment Option is not divisible.

                  (c) In the event that prior to January 3, 2000, Optionee has not exercised either the Option or the Payment Option in accordance with this Agreement, then Optionee shall be deemed to have delivered the Payment Option Notice to Rogers and TMP and exercised the Payment Option as of January 3, 2000.

                  (d) Without limiting the other terms of this Agreement, it is expressly understood and agreed that upon delivery or deemed delivery of the Payment Option Notice to Rogers in accordance with this Section 4, the Option shall be automatically, without the necessity of any further action by any party, terminated and of no force or effect.

            5. Certain Understandings. Notwithstanding anything herein to the contrary, if there has been no Qualifying Public Offering prior to December 31, 1999, the Option (but not the Payment Option) shall automatically, without the necessity of any further action by any party, expire and be of no force or effect and TMP shall not be obligated to issue and sell the Option Shares to Optionee.

            6. Restrictive Legend. Each certificate representing shares of Common Stock issued upon exercise of the Option and any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO TMP WORLDWIDE INC. OF AN OPINION OF COUNSEL, SATISFACTORY TO TMP WORLDWIDE INC., THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS."

            Upon request of Optionee, TMP shall remove the foregoing legend from the certificate or issue to Optionee a new certificate therefor free of any transfer legend, if (x) with such request, TMP shall have received an opinion of counsel satisfactory to TMP to the effect that any transfer by Optionee of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws or (y) with such request, TMP shall have received appropriate evidence satisfactory to TMP that in accordance with paragraph (k) of Rule 144 promulgated under the Securities Act, Optionee is not, and has not during the immediately preceding three months been, an affiliate of TMP and Optionee has held the securities represented by such certificate for a period of at least three years and Optionee is eligible to use paragraph (k) of such Rule 144. This Section 6 shall survive the termination or expiration of this Agreement.

            7. Indemnification. Optionee acknowledges that Optionee understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Agreement and that TMP and Rogers have relied and will rely upon such representations, warranties and covenants set forth herein and Optionee hereby agrees to indemnify and hold harmless TMP and Rogers and their respective officers, directors, partners, controlling persons and agents from and against any and all losses, claims, damages, liabilities or expenses and any action in respect thereof, joint or several, to which any such person may become subject due to or arising out of a breach by Optionee of any such representation, warranty or covenant, together with all reasonable costs and expenses (including attorneys' fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters so indemnified against. This Section 7 shall survive the termination or expiration of this Agreement.

            8. Term. This Agreement, other than the provisions of Sections 6 and 7 hereof, shall automatically, without the necessity of any further action by any party, terminate on the earlier of (i) the exercise of the Option and issuance of shares of Common Stock underlying the Option in accordance with the provisions of Section 3 hereof, or (ii) the exercise of the Payment Option and the delivery of the Promissory Note in accordance with Section 4 hereof.

            9. Assignment. Neither this Agreement nor any part hereof, nor any rights hereunder, including without limitation the Option or the Payment Option or the rights thereunder, may be assigned, pledged, hypothecated, transferred or otherwise conveyed by Optionee, directly or indirectly, whether by operation of law or otherwise, without the express written consent of TMP and Rogers. Neither this Agreement nor any part hereof, nor any of the rights, interests or obligations hereunder may be assigned by TMP or Rogers without the prior written consent of Optionee, except that this Agreement and/or the rights, interests and obligations of Rogers hereunder may be assigned by Rogers to TMP or Worldwide Classified Inc. or any direct or indirect subsidiaries of either of the foregoing without the consent of any party, provided that such assignee would subsequently be bound by the provisions of this Section 9.

            10. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without application of the conflicts of laws principles thereof.

            11. Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

            12. Notices, Consents, etc. Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) delivered by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by courier, at the addresses as set forth below or at such other addresses as may be furnished in writing. All such notices and communications shall be deemed received upon the actual delivery thereof in accordance with the foregoing.

                  (a)  If to Optionee:

                        _______________________
                        _______________________
                        _______________________

                  with a copy to:

                        Miller, Boyko and Bell
                        550 West B Street, Suite 400
                        San Diego, CA  92101
                        Attention: Van E. Haynie

                  (b)  If to TMP or Rogers:

                              c/o TMP Worldwide
                              1633 Broadway, 33rd Floor
                              New York, NY  10019
                              Attention:  Andrew J. McKelvey
                                          Thomas Collison

                        with a copy to:

                              TMP Worldwide Inc.
                              1633 Broadway, 33rd Floor
                              New York, NY  10019
                              Attention:  Myron Olesnyckyj

            13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable as written, a court of competent jurisdiction shall, at any party's request, reform the terms of this Agreement to the extent necessary to cause such otherwise invalid provisions to be enforceable under applicable law.

            14. Titles and Subtitles. The titles of the sections, paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        TMP WORLDWIDE INC.


                                        By:__________________________________
                                           Name:
                                           Title:

                                        ROGERS ACQUISITION CORP.


                                        By:__________________________________
                                           Name:
                                           Title:



                                           __________________________________
                                              [Optionee]

                                   EXHIBIT A


[Dollar amount equal to one-half of dollar amount of shares of Common Stock to which Beneficiary would be entitled under
Section 2(a) of Option Agreement]
                                      [Date of Receipt of Payment Option Notice]

                                                                    New York, NY

                        NON-NEGOTIABLE PROMISSORY NOTE


      FOR VALUE RECEIVED, the undersigned, Rogers Acquisition Corp., a Delaware corporation with an address c/o TMP Worldwide Inc., 1633 Broadway, 33rd Floor, New York, New York 10019, hereby promises to pay to _________________________________, an [individual] [entity] whose address is
___________________________________________ (the "Beneficiary") the principal sum of $______________, without interest, in twelve equal monthly installments commencing on the date which is one month from the date of this Note, subject to the other provisions of this Note. Payments of principal are to be made in lawful money of the United States.

      This Note is delivered pursuant to the terms of an Option Agreement, dated as of January 1, 1995, among the Beneficiary, the undersigned and TMP Worldwide Inc., a Delaware corporation (the "Company"), and is subject in all respects to the terms and conditions thereof. It is further understood and agreed that the amounts payable under this Note are subject to the undersigned's right of set-off set forth in Section 8.2 of the Stock Purchase Agreement dated as of January 1, 1995, among the Beneficiary, the undersigned, Kidd, Schneider & Dersh, Inc., a California corporation, and certain other parties.

      16. Optional Prepayment. The undersigned shall have the right to prepay in whole or in part, without penalty or premium, this Note or any portion thereof, at any time and from time to time.

      17. Default. In the event that the undersigned is in default in the payment of principal or interest, if any, due under this Note for a period of 14 days after the Beneficiary has delivered written notice of such default to the undersigned in accordance with Section 5 hereof, then at any time during the continuation of such default the Beneficiary may, at the Beneficiary's option, by written notice to the undersigned, declare the entire unpaid principal amount of this Note to be immediately due and payable.

      18. Transferability; Third Parties. The Beneficiary may not, directly or indirectly, in any way whatsoever, including without limitation by operation of law or otherwise, sell, assign, pledge, encumber, hypothecate or otherwise transfer all or a portion of this Note or any of the Beneficiary's rights hereunder. Nothing in this Note express or implied is intended or shall be construed to confer upon or give to any person or entity, other than the undersigned and the Beneficiary, any rights or remedies under or by reason of this Note.

      19. Waiver of Presentment. Without limiting the express provisions of this Note, the undersigned hereby waives presentment, demand for payment, notice of dishonor, and notice of protest in connection with the delivery, acceptance and performance of the instrument.

      20. Notices. All notices, requests and other communication required to be sent or given under this Note by the undersigned or the Beneficiary shall in every case be in writing and shall be deemed properly served if (i) delivered personally, (ii) delivered by registered or certified mail with first class postage prepaid, return receipt requested, or (iii) delivered by courier, if to the undersigned, to it at its address set forth above, to the attention of Andrew McKelvey and Thomas Collison, and if to the Beneficiary, to the Beneficiary's address set forth above, or to such other addresses as the recipient party has specified by prior written notice to the sending party.

      21. Cancellation. Upon the payment in full of the unpaid principal amount of this Note and all accrued interest thereon, this Note shall be void and of no further force. Upon the happening of either such event, the Beneficiary covenants to surrender this Note to the undersigned marked "Paid."

      22. Certain Significant Transactions. In the event that (i) the undersigned ceases to directly or indirectly be the controlling shareholder of the Company, other than (a) as a result of one or a series of transactions pursuant to which TMP Worldwide Inc. ("TMP") or Worldwide Classified Inc. ("Worldwide") becomes the direct or indirect controlling shareholder of the Company (by merger, consolidation or otherwise), (b) as a result of one or a series of transactions pursuant to which the separate corporate existence of the Company terminates, but all or substantially all of the assets (determined on the basis of the value of such assets) which were owned by the Company immediately prior to such transaction or transactions become directly or indirectly owned by one or more of the undersigned, TMP and/or Worldwide (by merger, consolidation or otherwise), or (ii) through one or a series of transactions, the undersigned, TMP, Worldwide and/or the Company sell, assign or transfer to one or more entities which are not directly or indirectly controlled by one or more of the undersigned, TMP, Worldwide or the Company, an aggregate of fifty percent (50%) or more of the assets (determined on the basis of the value of such assets) of the Company which immediately prior to such transaction or transactions were directly or indirectly owned by one or more of the undersigned, TMP, Worldwide or the Company, or (iii) following a transaction described in clause (i)(a) of this Section 7, TMP or Worldwide ceases to directly or indirectly be the controlling shareholder of the Company, other than as a result of one or a series of transactions pursuant to which the undersigned, TMP or Worldwide becomes the direct or indirect controlling shareholder of the Company, then the Beneficiary may, at the Beneficiary's option, by written notice to the undersigned, declare the entire unpaid principal amount of this Note to be immediately due and payable. For purposes of clarification, it is expressly understood and agreed that without limiting the generality of clauses (i), (ii) and (iii) of the immediately preceding sentence, (i) one or more of the merger or consolidation of the undersigned or one of its subsidiaries into TMP or Worldwide or one of their respective subsidiaries, the merger or consolidation of TMP or Worldwide or one of their respective subsidiaries into the undersigned or one of its subsidiaries, the merger or consolidation of the Company into the undersigned or one of its subsidiaries or TMP or Worldwide or one of their respective subsidiaries and/or transfer of control of the Company to TMP or Worldwide or one of their respective subsidiaries shall not give the Beneficiary any right to accelerate this Note pursuant to this Section 7 and (ii) the pledge, transfer, sale or assignment of all or substantially all of the assets of the Company, TMP, Worldwide and the undersigned in connection with obtaining and maintaining financing and/or factoring services from banks, financial institutions, factors, lenders and unaffiliated third parties shall not give the Beneficiary any right to accelerate this Note pursuant to this Section 7.

      23. Collection. In the event of acceleration of this Note in accordance with Section 2, the undersigned agrees to pay all reasonable costs of collection, including but not limited to reasonable attorney's fees incurred by the Beneficiary in the collection of this Note.

      24. Governing Law. This Note shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of New York without giving effect to provisions thereof regarding conflict of laws.

      25. Waiver. The failure of the Beneficiary to insist, in any one or more instances, on performance of any of the terms and conditions of this Note shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such terms, covenants or conditions but the obligation of the undersigned with respect thereto shall continue to be in full force and effect.


                                          ROGERS ACQUISITION CORP.



                                          By:_____________________________

                                          Its:____________________________